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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  ------------

                         April 19, 2004 (April 19, 2004)
     -----------------------------------------------------------------------
                Date of Report (Date of earliest event reported)

                                  Revlon, Inc.
     -----------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

            Delaware               1-11178                 13-3662955
     -------------------- ------------------------ -------------------------
       (State or Other     (Commission File No.)       (I.R.S. Employer
       Jurisdiction of                                 Identification
        Incorporation)                                 No.)

       237 Park Avenue
      New York, New York                                    10017
     ----------------------------------- ---------------------------------
            (Address of Principal                         (Zip Code)
              Executive Offices)

                                 (212) 527-4000
     -----------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                      None
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 9.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On April 19, 2004, Revlon, Inc. ("Revlon") issued a press release announcing the commencement by Revlon Consumer Products Corporation ("RCPC"), a wholly owned subsidiary of Revlon, of cash tender offers (the "Tender Offers") to purchase any and all of RCPC's outstanding (i) $363,000,000 aggregate principal amount of 12% Senior Secured Notes due 2005 (the "12% Senior Secured Notes"), (ii) $116,218,000 aggregate principal amount of 8 1/8% Senior Notes due 2006 (the "8 1/8% Senior Notes") and (iii) $75,535,000 aggregate principal amount of 9% Senior Notes due 2006 (the "9% Senior Notes") pursuant to Offers to Purchase dated April 16, 2004 (the "Offers to Purchase"). In connection with the Tender Offer to purchase the 12% Senior Secured Notes, RCPC is soliciting consents from the holders of such notes for certain proposed amendments which would eliminate substantially all of the restrictive covenants contained in the indenture governing such notes and release the guarantees of RCPC's obligations, and the collateral securing the obligations of RCPC and the guarantors, under such indenture. The Offers to Purchase and certain ancillary documents related thereto are attached hereto as Exhibits 99.1 to 99.4 and are incorporated herein by reference.

         Revlon also announced that in connection with the Tender Offers, RCPC expects to enter into a new credit facility for an aggregate principal amount of approximately $680 million, which will replace its existing credit facility. Revlon also indicated that RCPC expects to issue approximately $400 million aggregate principal amount of new senior unsecured debt. Revlon also announced that RCPC intends to redeem any 8 1/8% Senior Notes, 9% Senior Notes and 12% Senior Secured Notes outstanding following consummation of the Tender Offers at the redemption prices set forth in the applicable indenture.

         The Tender Offers will expire 3:00 p.m., New York City time, on May 14, 2004, unless extended or earlier terminated by RCPC.

         The above transactions and related matters are further described in the press release dated April 19, 2004, a copy of which is attached hereto as
Exhibit 99.5.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibit No.       Description
     -----------       -----------

        99.1 8 1/8% Senior Notes due 2006 and 9% Senior Notes due 2006 Offer to Purchase dated April 16, 2004 (incorporated by


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                       reference to Exhibit 99.1 of the Current Report on Form
                       8-K of Revlon Consumer Products Corporation filed with the Securities and Exchange Commission on April 19,
                       2004).

        99.2 8 1/8% Senior Notes due 2006 and 9% Senior Notes due 2006 Letter of Transmittal (incorporated by reference to Exhibit 99.2 of the Current Report on Form 8-K of Revlon Consumer Products Corporation filed with the Securities and Exchange Commission on April 19, 2004).

        99.3 12% Senior Secured Notes due 2005 Offer to Purchase dated April 16, 2004 (incorporated by reference to Exhibit 99.3 of the Current Report on Form 8-K of Revlon Consumer Products Corporation filed with the Securities and Exchange Commission on April 19, 2004).

        99.4 12% Senior Secured Notes due 2005 Letter of Transmittal (incorporated by reference to Exhibit 99.4 of the Current Report on Form 8-K of Revlon Consumer Products Corporation filed with the Securities and Exchange Commission on April 19, 2004).

        99.5           Press Release, dated April 19, 2004.










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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         REVLON, INC.


                                         By:  /s/  Robert K. Kretzman
                                            ------------------------------------
                                         Robert K. Kretzman
                                         Executive Vice President,
                                         General Counsel and Chief Legal Officer




Date: April 19, 2004













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                                  EXHIBIT INDEX

     Exhibit No.       Description
     -----------       -----------

        99.1 8 1/8% Senior Notes due 2006 and 9% Senior Notes due 2006 Offer to Purchase dated April 16, 2004 (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K of Revlon Consumer Products Corporation filed with the Securities and Exchange Commission on April 19,
                       2004).

        99.2 8 1/8% Senior Notes due 2006 and 9% Senior Notes due 2006 Letter of Transmittal (incorporated by reference to Exhibit 99.2 of the Current Report on Form 8-K of Revlon Consumer Products Corporation filed with the Securities and Exchange Commission on April 19, 2004).

        99.3 12% Senior Secured Notes due 2005 Offer to Purchase dated April 16, 2004 (incorporated by reference to Exhibit 99.3 of the Current Report on Form 8-K of Revlon Consumer Products Corporation filed with the Securities and Exchange Commission on April 19, 2004).

        99.4 12% Senior Secured Notes due 2005 Letter of Transmittal (incorporated by reference to Exhibit 99.4 of the Current Report on Form 8-K of Revlon Consumer Products Corporation filed with the Securities and Exchange Commission on April 19, 2004).

        99.5           Press Release, dated April 19, 2004.










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